                                                                     EXHIBIT 24


STATE OF ALABAMA                           )

COUNTY OF JEFFERSON                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 9th day of December, 1995.

                                              /s/ Herbert Stockham
                                        ------------------------------------
                                                  Herbert Stockham
                                                      Director

STATE OF ALABAMA                           )

COUNTY OF JEFFERSON                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.


                                            /s/ H. Allen Franklin
                                        ------------------------------------
                                                H. Allen Franklin
                                                    Director

STATE OF ALABAMA                           )

COUNTY OF JEFFERSON                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.


                                            /s/ Bill L. Harbert
                                        --------------------------------
                                                Bill L. Harbert
                                                   Director

STATE OF ALABAMA                           )

COUNTY OF JEFFERSON                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of January, 1996.


                                               /s/ T.W. Mitchell
                                        ------------------------------------
                                                   T.W. Mitchell
                                                      Director

STATE OF ALABAMA                                           )

COUNTY OF JEFFERSON                                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.

                                             /s/ William C. Hulsey
                                        ------------------------------------
                                                 William C. Hulsey
                                                      Director

STATE OF ALABAMA                                           )

COUNTY OF JEFFERSON                                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.


                                              /s/ John M. Bradford
                                        ------------------------------------
                                                  John M. Bradford
                                                       Director

STATE OF ALABAMA                                           )

COUNTY OF JEFFERSON                                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.


                                          /s/ Wm. Kendrick Upchurch, Jr.
                                        ------------------------------------
                                              Wm. Kendrick Upchurch, Jr.
                                                       Director

STATE OF ALABAMA                                           )

COUNTY OF JEFFERSON                                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of January, 1996.


                                            /s/ Charles G. Taylor
                                        ------------------------------------
                                                Charles G. Taylor
                                                     Director

STATE OF ALABAMA                                           )

COUNTY OF JEFFERSON                                        )


                               POWER OF ATTORNEY



         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-4 in connection with the acquisition of Bankers First Corporation and relating to the registration of shares of SouthTrust common stock, par value $2.50 per share, including any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 11th day of December, 1995.


                                              /s/ F. Crowder Falls
                                        ------------------------------------
                                                  F. Crowder Falls
                                                      Director